UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 9, 2005

                        MONADNOCK COMMUNITY BANCORP, INC.
                        ---------------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Federal                             000-50810               42-1634975
-----------------------------      ----------------------    ----------------
(State or Other Jurisdiction)      (Commission File No.)     (I.R.S. Employer
  of Incorporation)                                          Identification No.)


One Jaffrey Road, Peterborough, NH                                      03458
----------------------------------                                      -----
(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code:  (603) 924-9654
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events.
------------------------

On December 9, 2005, Monadnock Community Bancorp, Inc. announced its intention to repurchase 4.4% of its outstanding publicly held common stock or 18,400 shares of common stock. The purpose of the repurchase is to fund the Monadnock Community Bancorp 2005 Recognition and Retention Plan approved by stockholders at the 2005 annual meeting of stockholders.


Item 9.01. Financial Statements and Exhibits.
---------------------------------------------

(a) Financial Statements of Businesses Acquired: None

(b) Pro Forma Financial Information: None

(c) Exhibits:

    Exhibit 99.1: Press Release


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           MONADNOCK COMMUNITY BANCORP, INC.


DATE:  December 9, 2005                    By:  /s/ Karl F. Betz
                                                --------------------------------
                                                Karl F. Betz
                                                Senior Vice President and
                                                Chief Financial Officer

                                  EXHIBIT 99.1